 As filed with the Securities and Exchange Commission via EDGAR on March 1, 1996

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [  ]
Filed by Party other than the Registrant [X]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[X] Definitive Proxy Statement [ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                          -----------------------------

                           ALLMERICA INVESTMENT TRUST
                (Name of Registrant as Specified In Its Charter)

                               440 Lincoln Street
                         Worcester, Massachusetts 01653
                    (Address of Principal Executive Offices)
                          -----------------------------

                             Stephen R. Nelson, Esq.
                              Schulte Roth & Zabel
                                900 Third Avenue
                            New York, New York 10022
              (Name and Address of Person Filing Proxy Statement,
                         if other than the Registrant)
                          -----------------------------

Payment of Filing Fee (Check the appropriate box):

[ ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2)
    or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange ActRule
    14a-6(i)(3).
[ ] Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
        1)   Title of each class of securities to which transaction applies:
        2)   Aggregate number of securities to which transaction applies:
        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        4)   Proposed maximum aggregate value of transaction:
        5)   Total fee paid:
[X] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is  offset  as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its fining.
        1)    Amount Previously Paid:
        2)    Form, Schedule or Registration Statement No.:
        3)    Filing Party:
        4)    Date Filed:

                               ALLMERICA FINANCIAL
                               440 Lincoln Street
                               Worcester, MA 01653



March 1, 1996


Dear Valued Client,

John A. Levin & Co., Inc. ("JAL"), the sub-adviser to the Select Growth & Income Fund ("Fund"), has entered into an agreement with Baker, Fentress & Company pursuant to which JAL and a wholly-owned subsidiary of Baker, Fentress ("New JAL") would merge, with New JAL being the surviving entity in the merger. This new entity would assume the name "John A. Levin & Co., Inc.", and carry on the business of JAL. (Both JAL and New JAL are referred to herein as the "Sub-Adviser.") The enclosed proxy materials describe the merger.



No material changes in the Sub-Adviser's investment philosophy, policies, or strategies are contemplated by the merger. After the merger, New JAL will continue to operate from its offices in New York, New York. The same persons who are presently responsible for the investment strategies of the Sub-Adviser relative to the Fund will continue to direct its investment strategies following the consummation of the merger. In connection with the merger, the initial board of directors of New JAL will be comprised of three former stockholders of JAL (including John A. Levin, Melody L. Prenner Sarnell and Jeffrey A. Kigner) and three officers or directors of Baker, Fentress. In addition, John A. Levin, currently the President and Chief Executive Officer of JAL, will be nominated for election as a Director, the President and the Chief Executive Officer of Baker, Fentress.


Because the change in ownership of the Sub-Adviser constitutes an assignment of the current Sub-Adviser Agreement between Allmerica Investment Management
Company, Inc. ("AIMCO") and New JAL under the provisions of the Investment Company Act of 1940, the shareholders of the Fund must approve a new contract between AIMCO and New JAL in order for the Sub-Adviser to continue to manage the Fund.

The Trustees are satisfied that the provisions of the transaction, including the composition of the board of directors of New JAL and the continued management of New JAL by those individuals most responsible for the operations of the Fund, should not result in any significant changes in the day-to-day management of the Fund by the Sub-Adviser. In addition, the transaction offers the Sub-Adviser the expertise, reputation and experience of Baker, Fentress. Consequently, the Trustees are proposing a New Sub-Adviser Agreement with New JAL. The substantive terms of this New Sub-Adviser Agreement are identical to those of the existing Agreement.

The Trustees recommend that you vote to approve the New Sub-Adviser Agreement.

Enclosed you will find the proxy statement which describes the merger and the Sub-Adviser Agreement you are being asked to approve. We encourage you to be sure to return your proxy voting card in the postage-paid envelope provided. If your proxy is not received, the votes attributable to your interest will be voted in the same ratio as votes for which instructions have been received.


Should you have any questions, please call your Investment Representative. You may also call one of our Customer Service Representatives at (800) 533-7881 between 9 a.m. and 5 p.m. Eastern Time. We look forward to continuing to meet your investment needs.

Sincerely,



Richard M. Reilly
President
Allmerica Investment Trust

                          SELECT GROWTH AND INCOME FUND
                                       OF
                           ALLMERICA INVESTMENT TRUST
                               440 LINCOLN STREET
                               WORCESTER, MA 01653
                       ----------------------------------

                            NOTICE OF SPECIAL MEETING

                       ----------------------------------
To the Shareholders:

        Notice is hereby given that a Special Meeting (the "Meeting") of Shareholders of the Select Growth and Income Fund (the "Fund"), a separate series of Allmerica Investment Trust (the "Trust"), will be held on April 2, 1996, at 10:00 a.m. local time at the offices of Allmerica Investment Management Company, Inc. ("AIMCO"), 440 Lincoln Street, Worcester, MA 01653. At the Meeting, you and the other Shareholders of the Fund will be asked to consider and vote:

           1. To approve or disapprove a new Sub-Adviser Agreement between AIMCO and New JAL (as defined below), effective upon the merger (the "Merger") of John
A. Levin & Co., Inc. ("JAL"), the current sub-adviser to the Fund, with and into a wholly-owned subsidiary ("New JAL") of Baker, Fentress & Company ("Baker, Fentress") as described in the Proxy Statement attached hereto. Notwithstanding Shareholder approval, a new Sub-Adviser Agreement will not be executed, and the existing Sub-Adviser Agreement will remain in effect, unless and until the Merger is consummated.

           2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

           Shareholders of record at the close of business on February 2, 1996, are entitled to notice of, and to vote at, the Meeting. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY CARD so that a maximum number of shares may be represented in the voting. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                              By Order of the Board of Trustees


                                              JOSEPH W. MACDOUGALL, JR.,
                                              Secretary


Worcester, MA
March 1, 1996

                          SELECT GROWTH AND INCOME FUND
                                       OF
                           ALLMERICA INVESTMENT TRUST
                               440 LINCOLN STREET
                               WORCESTER, MA 01653

                       ----------------------------------

                                 PROXY STATEMENT

                       ----------------------------------

        The enclosed proxy is solicited by and on behalf of the Board of Trustees of Allmerica Investment Trust (the "Trust") in connection with a Special Meeting (the "Meeting") of Shareholders of the Select Growth and Income Fund series of the Trust (the "Fund") to be held on April 2, 1996, at 10:00 a.m., Eastern Time, at the offices of Allmerica Investment Management Company, Inc. ("AIMCO"), 440 Lincoln Street, Worcester, MA 01653, for the purposes set forth below and in the accompanying Notice of Special Meeting. The mailing date of this Proxy Statement is March 1, 1996. At the Meeting, the Shareholders of the Fund will be asked:

        1. To approve or disapprove a new Sub-Adviser Agreement (the "New Sub-Adviser Agreement") between AIMCO and New JAL (as defined below), effective upon the merger (the "Merger") of John A. Levin & Co., Inc. ("JAL"), the current sub-adviser to the Fund, with and into a wholly-owned subsidiary ("New JAL") of Baker, Fentress & Company ("Baker, Fentress"), as further described below. Notwithstanding Shareholder approval, a new Sub-Adviser Agreement will not be executed, and the existing Sub-Adviser Agreement will remain in effect, unless and until the Merger is consummated.

       2. To Transact such other business as may properly come before the Meeting or any adjournments thereof.

        A Shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Secretary of the Trust a written revocation or duly executed proxy bearing a later date. The proxy will not be voted if the Shareholder is present at the Meeting and elects to vote in person. Attendance at the Meeting alone will not serve to revoke the proxy.

        In addition to the solicitation of proxies by mail, officers and employees of the Trust, without additional compensation, may solicit proxies in person or by telephone. The costs associated with such solicitation and the Meeting will be borne by JAL, and not by the Fund or the Trust.

        THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT TO SHAREHOLDERS OF THE FUND. REQUESTS SHOULD BE DIRECTED TO THE FUND AT 440 LINCOLN STREET, WORCESTER, MASSACHUSETTS 01653 OR BY CALLING (800) 533-7881.

        The shares of the Fund may be purchased only by separate accounts ("Separate Accounts") established by First Allmerica Financial Life Insurance Company ("FAFLIC") or Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"), a subsidiary of FAFLIC, for the purpose of funding variable annuity contracts and variable life insurance policies (such contracts and policies are referred to hereafter as "Contracts") issued by FAFLIC or AFLIAC. FAFLIC and AFLIAC, however, will vote the shares of the Fund held in each Separate Account in accordance with instructions received from variable life insurance policy owners and variable annuity contract owners or participants (collectively, "Contract Owners") with respect to all matters on which Fund Shareholders are entitled to vote. Interests in Contracts for which no timely instructions are received will be voted in proportion to the instructions which are received from Contract Owners. FAFLIC and AFLIAC also will vote shares in a Separate Account that they own and which are not attributable to Contracts in the same proportion. As of the close of business on February 6, 1996, there were 153,755,983.348 shares of the Fund outstanding.

        The persons named in the accompanying proxy will vote in each case as directed by the proxy, but in the absence of such voting directions they intend to vote FOR each proposal and may vote in their discretion with respect to other matters not now known to the Board of Trustees that may be presented at the Meeting.

        The Trust's investment Adviser is AIMCO, a wholly-owned subsidiary of FAFLIC. The address of AIMCO and FAFLIC is 440 Lincoln Street, Worcester, MA 01653. First Data Investor Services Group, Inc., a wholly-owned subsidiary of First Data Corp., calculates net asset value per share, maintains general accounting records and performs administrative services for the Fund. Its address is 440 Computer Drive, Westboro, MA 01581.

        All information contained in this Proxy Statement about New JAL and the Merger Agreement (as defined below) has been provided by JAL, the Fund's current sub-adviser.

                                   PROPOSAL 1.

              APPROVAL OF A NEW SUB-ADVISER AGREEMENT FOR THE FUND

BACKGROUND

        Shareholders of the Fund are being asked to approve a New Sub-Adviser Agreement for the Fund with New JAL to take effect following the Merger, pursuant to the Agreement and Plan of Merger dated as of November 19, 1995 (the "Merger Agreement"), of JAL (the current sub-adviser of the Fund) with and into New JAL, a wholly-owned subsidiary of Baker, Fentress. In the Merger, the stockholders of JAL will be paid approximately $116 million (consisting of up to $35 million in cash and the remainder in stock of Baker, Fentress), subject to certain adjustments. The New Sub-Adviser Agreement will be between AIMCO, as investment adviser to the Fund, and New JAL. Following such Merger, JAL will be wholly-owned by Baker, Fentress. New JAL will continue to use the name of "John
A. Levin & Co., Inc." (JAL as it exists prior to the closing of the Merger, and New JAL as "John A. Levin & Co., Inc." after the closing, are sometimes referred to hereafter as the "Sub-Adviser.")

        Under the terms of the Merger Agreement, consummation of the Merger is contingent upon a number of factors, including (i) the approval of Baker, Fentress shareholders of the Merger and related matters and (ii) the receipt of an Order from the Securities and Exchange Commission (the "Commission") granting exemptive relief from certain provisions of the Investment Company Act of 1940 (the "Company Act"). Accordingly, the New Sub-Adviser Agreement will not be executed, and the existing Sub-Adviser Agreement (the "Existing Sub-Adviser Agreement") will remain in effect, unless and until the Merger is consummated.

        No material changes in the Sub-Adviser's investment philosophy, policies, or strategies are contemplated. After the Merger, New JAL will continue to operate from the same offices in New York, New York. In connection with the Merger, the board of directors of New JAL will consist of six directors, three of whom (John A. Levin, Melody L. Prenner Sarnell and Jeffrey
A. Kigner) will be former stockholders of JAL and three of whom, including James
P. Gorter, the current Chairman of Baker, Fentress, will be officers or directors of Baker, Fentress. The same persons who are presently responsible for the investment strategies of the Sub-Adviser will continue to direct its investment strategies following the consummation of the Merger. Substantially all of the employees of JAL, immediately prior to the consummation of the Merger, will hold similar positions as employees of New JAL, and the officers of New JAL are to be mutually designated by JAL and Baker, Fentress. John A. Levin, currently the President and Chief Executive Officer of JAL, will be nominated for election as a Director, the President and the Chief Executive Officer of Baker, Fentress.

        The New Sub-Adviser Agreement is necessary because, as required under the Company Act, the Existing Sub-Adviser Agreement provides for its automatic termination in the event of its assignment. Completion of the Merger, whereby
New JAL will acquire all of the outstanding stock of JAL, will constitute an assignment of the Existing Sub-Adviser Agreement.

        Section 15(f) of the Company Act provides that, when a change in the control of an investment adviser or sub-adviser to an investment company occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection therewith as long as two conditions are satisfied. First, no "unfair burden" may be imposed on the investment company as a result of the transaction relating to the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the
Company Act, the term "unfair burden" includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). No such compensation arrangements will occur.

        The second condition is that, during the three-year period immediately following the change of control, at least 75% of an investment company's board of trustees or directors must not be "interested persons" of the investment adviser of the investment company or the predecessor investment adviser within the meaning of the Company Act. AIMCO and New JAL believe that this condition is satisfied if at least 75% of the Trustees are not "interested persons" of the Sub-Adviser or any of its affiliates. At present, none of the Trustees is an "interested person" of the Sub-Adviser or any of its affiliates (including Baker, Fentress).

DESCRIPTION OF THE EXISTING SUB-ADVISER AGREEMENT AND THE NEW SUB-ADVISER AGREEMENT

        The Existing Sub-Adviser Agreement between AIMCO and JAL as Sub-Adviser thereunder, was executed as of September 1, 1994 and was last approved by the Trustees, including the Trustees who were not "interested persons", at a meeting of the Board of Trustees on May 9, 1995. Except for the description of the Sub-Adviser and different effective and termination dates, the terms of the New Sub-Adviser Agreement are identical in all material respects to the terms of the Existing Sub-Adviser Agreement. The New Sub-Adviser Agreement is attached to this Proxy Statement as Exhibit A, and the description of the New Sub-Adviser Agreement set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit A.

        The New Sub-Adviser Agreement provides that New JAL, as Sub-Adviser thereunder, in return for its fee, and subject to the control and supervision of the Board of Trustees and in conformance with the investment objectives and policies of the Fund set forth in the Trust's current registration statement and any other policies established by the Board of Trustees or AIMCO, will manage the investment and reinvestment of the assets of the Fund. In this regard, it is the responsibility of the Sub-Adviser to make investment decisions for the Fund and to place the Fund's purchase and sale orders for investment securities. The New Sub-Adviser Agreement states that the Sub-Adviser will provide at its expense all necessary investment, management and administrative facilities, including salaries of personnel and equipment needed to carry out its duties under the Agreement, but excluding pricing and bookkeeping services.

        The New Sub-Adviser Agreement shall remain in full force and effect for two years from the date it is executed and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved annually by the Board of Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities, and by the vote of a majority of the Trustees who are not "interested persons" of the Trust, AIMCO, the Sub-Adviser, or any other sub-adviser to the Trust. The New Sub-Adviser Agreement may be terminated at any time, without the payment of any penalty, by AIMCO, by vote of the Trustees or by vote of a majority of the outstanding voting securities of the Fund on 60 days' written notice. As required by the Company Act, the New Sub-Adviser Agreement will automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Management Agreement between the Trust and AIMCO shall have terminated for any reason.

        The New Sub-Adviser Agreement provides that, in the absence of (i) willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or (ii) reckless disregard by the Sub-Adviser of its obligations and duties under the Agreement, the Sub-Adviser shall not be liable to the Trust or the Fund, or to any Shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services under the Agreement.

        AIMCO pays the fees earned by the Sub-Adviser with respect to its management of the Fund's assets. As compensation for the services the Sub-Adviser renders to the Fund, the Sub-Adviser is paid a quarterly fee based on the average daily net assets of the Fund, as set forth below:

        ASSETS                                     RATE
        ------                                     -----
        First $100 million                         0.40%
        Next $200 million                          0.25%
        Over $300 million                          0.30%

        The annual rate will remain unchanged under the New Sub-Adviser Agreement. During the fiscal year ended December 31, 1995, AIMCO paid JAL $474,715.63 for its management of the Fund.

INFORMATION REGARDING JOHN A. LEVIN & CO., INC.

        JAL has been in the investment advisory business since 1982, and, as of November 16, 1995, had approximately $5.1 billion in assets under management. JAL is a privately-owned investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"). JAL is also a registered broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and a registered commodity trading advisor and commodity pool operator under the Commodity Exchange Act of 1974. After consummation of the Merger, New JAL (directly or through one or more wholly-owned subsidiaries) will continue such registrations.

        Listed below are the names and principal occupations of the principal executive officers and the directors of JAL. The principal business address of each is One Rockefeller Plaza, 25th Floor, New York, New York 10020.

        NAME                                   PRINCIPAL OCCUPATION
        ----                                   --------------------
        John A. Levin                          President and Director
        Elisabeth L. Levin                     Director
        Carol L. Novak                         Secretary, Treasurer and Director

        John A. Levin and Melody L. Prenner Sarnell, with principal business addresses at One Rockefeller Plaza, 25th Floor, New York, New York 10020, each own of record or beneficially ten percent or more of the outstanding voting securities of JAL.

INFORMATION CONCERNING BAKER, FENTRESS & COMPANY

        Baker, Fentress is registered under the Company Act as a non-diversified, closed-end management investment company and has been, since its inception in 1970, internally managed by its officers under the supervision of its board of directors. It is also registered under the Advisers Act as an investment adviser. Baker, Fentress' principal business is the ownership and management of its investment portfolio, which consists predominately of publicly-traded and privately-held equity securities. As of November 30, 1995, Baker, Fentress had net assets of approximately $586.6 million.

BAKER, FENTRESS & COMPANY'S AND JOHN A. LEVIN & CO., INC.'S CONSIDERATION OF THE MERGER

        Baker, Fentress' board of directors determined that the acquisition of JAL, an established investment adviser, was an appropriate means to develop its investment management business. The management of JAL believes the combination of its business with Baker, Fentress will augment JAL's ability to provide the highest quality investment product in a large and expanding, but increasingly competitive and complex, financial services environment.

TRUSTEES' CONSIDERATION

        The Board of Trustees met on February 6, 1996, to consider, (i) the effect of the Merger on the management of the Fund and (ii) whether to approve the New Sub-Adviser Agreement between AIMCO and New JAL and recommend it to the Fund's Shareholders. In their consideration of the New Sub-Adviser Agreement, the Trustees received and reviewed information concerning the intentions of both the Sub-Adviser and Baker, Fentress in light of the proposed Merger and the change of control of the Sub-Adviser, resulting in its ownership by Baker, Fentress. The Trustees requested and received information concerning the proposed relationship between the Sub-Adviser and Baker, Fentress and its affiliates following the Merger, and the effect on the Sub-Adviser's management, policies, investment management philosophy, and strategies. In this regard, the Trustees received assurances that New JAL would employ substantially the same professional personnel (functioning in substantially the same capacities) as does JAL. The Trustees were informed that it was intended that the investment management philosophy, policies, and strategies currently pursued by the Sub-Adviser for the Fund would not be affected by the Merger. The Trustees received assurances that the portfolio managers of the Sub-Adviser who manage the Fund's assets would continue to be employed by the Sub-Adviser in the same capacities following the consummation of the Merger. The Trustees were provided with information satisfactory to them with respect to the financial resources of the Sub-Adviser following the Merger, and the commitment of Baker, Fentress to the continuance, or enhancement, without interruption, of services of the quality and type currently provided by the Sub-Adviser to the Fund. The Trustees considered the expected benefits to the Fund from the Merger, including the expertise, reputation and experience of Baker, Fentress and its affiliates. The Trustees were informed that neither the Fund nor the Trust would bear any of the expenses incurred in connection with the Meeting and the solicitation of proxies.

        In connection with their decision to approve the New Sub-Adviser Agreement and to recommend it to the Shareholders of the Fund for approval, the Trustees acted in contemplation of the factors that they had considered at a meeting of the Board of Trustees on May 9, 1995, at which the Trustees, including the Trustees who were not "interested persons," approved the Existing Sub-Adviser Agreement with JAL. The Trustees considered a number of factors at the May 9, 1995, meeting including, but not limited to, the following: the historic performance of the Fund as compared to relevant industry indices; the nature and quality of the services expected to be rendered to the Fund by the Sub-Adviser; the terms of the Existing Sub-Adviser Agreement and the fees payable thereunder to the Sub-Adviser as compared to fees paid to investment advisers and sub-advisers of similar investment companies; the benefits accruing to the Sub-Adviser as a result of its affiliation with the Fund; and the history, reputation, qualifications, and background of JAL.

        JAL has advised the Board of Trustees that it expects that there will be no diminution in the scope or quality of advisory services provided to the Fund as a result of the Merger. Accordingly, the Board of Trustees believes that the Fund should receive investment advisory services under the New Sub-Adviser Agreement equal or superior to those currently received under the Existing Sub-Adviser Agreement, at the same fee levels.

        After the consummation of the Merger, New JAL will be an "affiliated person" of the Fund, as defined in Section 2(a)(3) of the Company Act. The Company Act imposes certain restrictions on transactions involving a registered investment company and certain affiliates thereof. Accordingly, unless otherwise expressly permitted by the Commission, the Fund's ability to engage in certain transactions with New JAL and Baker, Fentress (as an affiliated person of New
JAL) after the closing of the Merger will be limited. The Trustees do not believe that these restrictions will have a material effect on the management or performance of the Fund.

        As a result of its investigation and deliberations concerning the Merger and the New Sub-Adviser Agreement, the Trustees, including all of the Trustees who are not "interested persons," concluded that the terms of the New Sub-Adviser Agreement are fair to, and in the best interest of, the Trust, the Fund, and the Fund's Shareholders. Accordingly, the Board of Trustees, including all of the Trustees who are not "interested persons," voted at its meeting on February 6, 1996, to approve the New Sub-Adviser Agreement between AIMCO and New JAL and to recommend it to the Shareholders of the Fund for their approval.

RECOMMENDATION AND REQUIRED VOTE

        At the Meeting, the Shareholders of the Fund will vote on the proposed New Sub-Adviser Agreement. The affirmative vote of the holders of a majority of the outstanding shares of the Fund is required to approve this proposal. "Majority" for this purpose under the Company Act means the lesser of (i) 67% of the shares represented at the meeting if more than 50% of such outstanding shares are represented, or (ii) more than 50% of such outstanding shares. Where a Shareholder abstains, the shares represented will be counted as present and entitled to vote on the matter for purposes of determining a quorum, but the abstention will have the effect of a negative vote on the proposal.

              THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF
                 THE FUND VOTE FOR THE NEW SUB-ADVISER AGREEMENT

                             ADDITIONAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

        The Trust's management does not know of any matters to be presented at the Meeting other than that described in this Proxy Statement. If other business should properly come before the Meeting, the proxyholders will vote thereon in accordance with their best judgment.

DISTRIBUTION OF SHARES AND CONTRACTS

        Allmerica Investments, Inc. ("Allmerica"), an indirect wholly-owned subsidiary of FAFLIC, 440 Lincoln Street, Worcester, Massachusetts 01653, is the distributor for the Trust. The Contracts and certificates evidencing coverage by such Contracts may be purchased from representatives of Allmerica.

BROKERAGE ARRANGEMENTS

        The Sub-Adviser is authorized to select the brokers or dealers to execute purchases and sales of investment securities for the Fund seeking best execution with respect to all transactions for the Fund. The Sub-Adviser may, however, consistent with the best interests of the Fund, also select brokers on the basis of the research and brokerage services they provide. Research services furnished by brokers to the Sub-Adviser may be used by the Sub-Adviser in managing all of its accounts and not all such services may be used by the Sub-Adviser in connection with the Fund. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that any such commission is paid in compliance with the Exchange Act. The Trust also allocates to certain brokers a certain percentage of commissions from transactions of the Fund. Brokerage firms whose customers purchase variable annuity contracts or variable life insurance policies funded by shares of the Fund may participate in brokerage commissions. Brokerage transactions are not placed with any person affiliated with the Fund, AIMCO or the Sub-Adviser, except as permitted by law.

        For its fiscal year ended December 31, 1995, the Fund paid no brokerage commissions to any affiliate of the Fund, AIMCO, or JAL.

SHAREHOLDER PROPOSALS

        The Meeting is a Special Meeting of Shareholders. The Trust and the Fund are not required to, nor does either intend to, hold regular annual meetings of its Shareholders. If such a meeting is called, any Shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Trust.

        PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE SPECIAL MEETING. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                                          RICHARD M. REILLY
                                                          President

March 1, 1996
Worcester, MA

                                  EXHIBIT LIST

Exhibit A --    Form of New Sub-Adviser Agreement

                                                                       EXHIBIT A


                              SUB-ADVISER AGREEMENT


        Sub-Adviser Agreement executed as of ____________ __, 1996, between ALLMERICA INVESTMENT MANAGEMENT COMPANY, INC. (the "Manager"), and JOHN A. LEVIN & CO., INC. (the "Sub-Adviser").

               Witnesseth:

               That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.      SERVICES TO BE RENDERED BY SUB-ADVISER TO THE TRUST

        (a) Subject always to the control of the Trustees of Allmerica Investment Trust (the "Trust"), a Massachusetts business trust, the Sub-Adviser, at its expense, will furnish continuously an investment program for the following series of shares of the Trust: SELECT GROWTH AND INCOME FUND and such other series of shares as the Trust, the Manager and the Sub-Adviser may from time to time agree on (the "Fund"). The Sub-Adviser will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of portfolio securities. In the performance of its duties, the Sub-Adviser will comply with the provisions of the Agreement and Declaration of Trust and Bylaws of the Trust and the objective and policies of the Fund, as set forth in the current Registration Statement of the Trust filed with the Securities and Exchange Commission ("SEC") and any applicable federal and state laws, and will comply with other policies which the Trustees of the Trust (the "Trustees") or the Manager, as the case may be, may from time to time determine. The Sub-Adviser shall make its officers and employees available to the Manager from time to time at reasonable times to review investment policies of the Fund and to consult with the Manager regarding the investment affairs of the Fund. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Trust in any way or otherwise be deemed to be an agent of the Trust.

        (b) The Sub-Adviser, at its expense, will furnish (i) all necessary investment and management facilities, including salaries of personnel required for it to execute its duties faithfully, and (ii) administrative facilities, including clerical personnel and equipment necessary for the efficient conduct of the investment affairs of the Fund (excluding pricing and bookkeeping services).

        (c) The Sub-Adviser shall place all orders for the purchase and sale of portfolio investments for the Fund with issuers, brokers or dealers selected by the Sub-Adviser which may include brokers or dealers affiliated with the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser always shall seek best execution (except to the extent permitted by the next sentence hereof), which is to place portfolio transactions where the Fund can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker or dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. Subject to such policies as the Trustees may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Trust to pay a broker or dealer that provides brokerage and research services an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such excess amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser and its affiliates with respect to the Trust and to other clients of the Sub-Adviser as to which the Sub-Adviser or any affiliate of the Sub-Adviser exercises investment discretion.

2.      OTHER AGREEMENTS


        It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a shareholder, partner, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlled by or under common control with the Sub-Adviser may have an interest in the Trust. It is also understood that the Sub-Adviser and persons controlled by or under common control with the Sub-Adviser have and may have advisory, management service or other contracts with other organizations and persons, and may have other interests and businesses.


3.      COMPENSATION TO BE PAID BY THE MANAGER TO THE SUB-ADVISER

        The Manager will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, determined as described in Schedule A which is attached hereto and made a part hereof. Such fee shall be paid by the Manager and not by the Trust.

4.      AMENDMENTS OF THIS AGREEMENT

        This Agreement (including Schedule A hereto) shall not be amended as to any Fund unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of the Sub-Adviser.

5.      EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT

        This Agreement shall be effective as of the date executed, and shall remain in full force and effect as to the Fund continuously thereafter, until terminated as provided below.

        (a) Unless terminated as herein provided, this Agreement shall remain in full force and effect for two years from the date hereof, and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is specifically approved at least annually (i) by the Trustees or by the affirmative vote of a majority of the outstanding voting securities of the Fund, and (ii) by a vote of a majority of the Trustees who are not interested persons of the Trust or of the Manager or of any Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval; provided, however, that if the continuance of this Agreement is submitted to the shareholders of a Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940, as amended ("1940 Act") and the rules and regulations thereunder.

        (b) This Agreement may be terminated as to the Fund without the payment of any penalty by the Manager, by vote of the Trustees, or by vote of a majority of the outstanding voting securities of the Fund at any annual or special meeting or by the Sub-Adviser on sixty days' written notice.

        (c) This Agreement shall terminate automatically, without the payment of any penalty, in the event of its assignment or in the event that the Management Agreement between the Manager and the Trust shall have terminated for any reason.

6.      CERTAIN DEFINITIONS

        For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding voting securities" means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

        For the purposes of this Agreement, the terms "control", "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the Rules and Regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; the term "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the Rules and Regulations thereunder, and the term "brokerage and research services" shall have the meaning given in the Securities and Exchange Act of 1934 and the rules and regulations thereunder.

7.      NONLIABILITY OF SUB-ADVISER

        In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Trust or Fund, or to any shareholder of the Fund, for any act or omission in the course of, or connected with, rendering services hereunder.

8.      LIMITATIONS OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS

        A copy of the Trust's Agreement and Declaration of Trust is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed by the Trustees as Trustees and not individually and that the obligations of this instrument are binding only upon the assets and property of the Fund.

        IN WITNESS WHEREOF, ALLMERICA INVESTMENT MANAGEMENT COMPANY, INC. has caused this instrument to be signed in duplicate on its behalf by its duly authorized representative and JOHN A. LEVIN & CO., INC. has caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                            ALLMERICA INVESTMENT MANAGEMENT
                                            COMPANY, INC.


                                            By:  _______________________________

                                            Its: _______________________________


                                            JOHN A. LEVIN & CO., INC.

                                            By:  _______________________________

                                            Its: _______________________________

Accepted and Agreed to as of the day and year first above written:

ALLMERICA INVESTMENT TRUST


By:  _____________________________

Its: _____________________________

                                   Schedule A


         The Manager will pay to the Sub-Adviser, as full compensation for the Sub-Adviser's services rendered, a quarterly fee, computed at an annual rate based on the average daily net assets of the Fund, as set forth below:

                        Assets                       Rate
                        ------                       ----
                        First $100 Million           0.40%
                        Next $200 Million            0.25%
                        Over $300 Million            0.30%

                                                                      APPENDIX I

                                     [FRONT]


                          SELECT GROWTH AND INCOME FUND

                    (A SERIES OF ALLMERICA INVESTMENT TRUST)
                THIS SOLICITATION IS BEING MADE ON BEHALF OF THE
                               BOARD OF TRUSTEES.

    The undersigned contract owner by completing this form does thereby appoint Richard M. Reilly, Robert T. Stemple and Gail A. Hanson, or any of them, with full power of substitution, as attorneys and proxies of the undersigned, and does thereby request that the votes attributable to the undersigned's interest be cast as directed at the Meeting of Shareholders of the Select Growth and Income Fund, a series of Allmerica Investment Trust, to be held at 10:00 a.m. on April 2, 1996 at the office of Allmerica Investment Management Company, Inc., 440 Lincoln Street, Worcester, Massachusetts, and at any adjournment thereof.

TOTAL VOTES (EQUIVALENT  SHARES) AS SHOWN BELOW


                                        PLEASE VOTE,  DATE, SIGN EXACTLY AS YOUR
                                        NAME APPEARS BELOW, AND RETURN THIS FORM
                                        IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.


                                        Dated ______________________, 1996

                                        NOTE:     The     undersigned     hereby
                                        acknowledges receipt of the Notice of Meeting and Proxy Statement, and revokes any proxy heretofore given with respect to the votes covered by this proxy.






                                        (Signature)                     [__,___]

                                       [BACK]



THE INTERESTS REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BELOW, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR THE PROPOSAL BELOW. IF A PROXY IS NOT RECEIVED FROM A PARTICULAR CONTRACT OWNER, THEN THE VOTES ATTRIBUTABLE TO HIS OR HER INTEREST WILL BE ALLOCATED IN THE SAME RATIO AS VOTES FOR WHICH INSTRUCTIONS HAVE BEEN RECEIVED.

Please vote by checking your response.



Approval of new Sub-Adviser Agreement
between Allmerica Investment
Management Company, Inc. and New JAL
(as defined in the Proxy Statement).         FOR          AGAINST        ABSTAIN

                                             [  ]           [  ]           [  ]







                                                                       [__,___]

         STATEMENT OF DIFFERENCES
Section mark shall be represented as ss.